UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2026

CAYSON ACQUISITION CORP
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42280	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 W 37th St, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 998-5540

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	CAPNU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	CAPN	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one tenth of one ordinary share upon the completion of the Company’s initial business combination	CAPNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Definitive Material Agreement.

On October 23, 2026, Cayson Acquisition Corp (the “Company”) entered into a Strategic Cooperation and Services Agreement (the “Agreement”) with Prisma Global Holding Limited (“Prisma”), a Hong Kong-based entity engaged in corporate brand management, overseas listing and cross-border capital markets advisory services, investor relations and business development advisory services. Prisma is led by its Founder and Executive Chairman, Heming Tan (Sam Tan). Pursuant to the Agreement, Prisma has agreed to assist the Company in obtaining loans of up to $1,000,000 for working capital purposes prior to the consummation of an initial business combination (the “Working Capital Financing Services”). The terms of any loans will be set forth in the promissory notes executed in connection with any agreement with a lender. Additionally, Prisma has agreed to introduce the Company to potential sources of financings of up to $18,000,000 to be consummated simultaneously with the consummation of an initial business combination (the “PIPE Introduction Services”). In consideration of the Working Capital Financing Services, the Company will pay Prisma a fee of 10% for each loan committed to the Company, up to a maximum of $100,000 for any loans made to the Company. For the PIPE Introduction Services, the Company will pay a fee to be mutually agreed between the Company and Prisma prior to execution of any definitive documents for the financings. The Company has also agreed to reimburse Prisma for certain expenses in connection with its services under the Agreement in an amount equal to 5% of the aggregate loan amounts actually funded to the Company, up to a maximum of $50,000.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01. Other Events.

As previously reported, on September 23, 2026, the Company held an extraordinary general meeting (the “Meeting”) to approve, among other matters, a proposal to amend the Company’s amended and restated memorandum and articles of association as adopted by special resolution dated September 19, 2024 with effect from September 23, 2024 and amended on March 18, 2026 (the “Existing Memorandum and Articles”) to allow the Company’s Board to extend the date (the “Extension”) by which the Company had to consummate a business combination (as defined in the Existing Memorandum and Articles) on a monthly basis, up to twelve (12) months (or until September 23, 2027) (the “Extended Date”), unless the closing of a business combination shall have occurred prior thereto or such earlier date as shall be determined by the Board in its sole discretion, provided that the Company’s sponsors, officers, directors, affiliates or designees (collectively, the “Insiders”) lend to the Company (each a “Contribution”) an aggregate of US$60,000 for each month utilized to consummate an initial business combination, which Contributions shall be deposited by the Company into the Trust Account (as defined in the Existing Memorandum and Articles) and thereby increase the per-share redemption price paid in connection with the ultimate consummation of a business combination or the Company’s liquidation. On October 26, 2026, the Insiders deposited the Contribution for the second month of the Extension.

The Company is continuing to seek to attempt to consummate an initial business combination.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Strategic Cooperation and Services Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward Looking Statements

Neither the Company nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive and is not intended to form the basis of any investment decision or any other decision in respect of the Company or its proposed business combination.

This Current Report on Form 8-K include “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words or phrases such as “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” seek,” “intend,” “strategy,” or the negative version of those words or phrases or similar expressions are intended to identify such forward-looking statements.

The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2026	CAYSON ACQUISITION CORP

	By:	/s/ Yawei Cao
Yawei Cao
Chief Executive Officer